FIRST AMENDMENT TO AMENDED AND RESTATED
                RECEIVABLES FINANCING AGREEMENT
            ---------------------------------------



     THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES

FINANCING AGREEMENT, dated as of November 1, 1996 (this

"Amendment"), is among AnnTaylor Funding, Inc. (the "Company"),
                                                     -------
AnnTaylor, Inc. (the "Servicer"), Market Street Capital Corp.
                      --------
(the "Lender") and PNC Bank, National Association, as
      ------
administrator for the Lender (the "Administrator").
                                   -------------



                           BACKGROUND


     1.   The Company, the Servicer, the Lender and the

Administrator are parties to that certain Amended and Restated

Receivables Financing Agreement, dated as of October 31, 1995

(the "Receivables Financing Agreement").
      -------------------------------


     2.   The parties hereto desire to amend the Receivables

Financing Agreement in order to extend the scheduled termination date as set forth herein.



     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



     Section 1.  Definitions.  Capitalized terms used in this
                 -----------
Amendment and not otherwise defined herein shall have the

meanings assigned thereto in the Receivables Financing Agreement.



     Section 2.  Termination Date.  The definition of
                 ----------------
"Termination Date" set forth in Appendix A to the Receivables
                                ----------
Financing Agreement is hereby amended by deleting the date

"January 27, 1997" where it appears in paragraph (c) thereof and
                                       -------------
substituting therefor the date "May 4, 1998".


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     Section 3.  Representations and Warranties.  The Company and
                 ------------------------------
the Servicer hereby represent and warrant that (i) the

representations and warranties contained in Article VI of the
                                            ----------
Receivables Financing Agreement are true and correct on and as of the date hereof, and after giving effect hereto, as though made on and as of such date, and shall be deemed to have been made on and as of such date, and (ii) no event has occurred and is

continuing or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default.



     Section 4.  Miscellaneous.  The Receivables Financing
                 -------------
Agreement, as amended hereby, remains in full force and effect.

Any reference to the Receivables Financing Agreement from and after the date hereof shall be deemed or referred to the

Receivables Financing Agreement as amended hereby, unless

otherwise expressly stated.  The Company hereby agrees to execute and deliver a replacement Note, substantially in the form set forth in Exhibit A hereto, on or before the date hereof.  This
         ---------
Amendment shall be governed by, and construed in accordance with,

the laws of the State of New York.  This Amendment may be

executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.





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     IN WITNESS WHEREOF, the parties hereto have caused this

Amendment to be executed by their respective officers there unto duly authorized, as of the date first above written.



                           ANNTAYLOR FUNDING, INC.


                           By: /s/ Walter J. Parks
                               _______________________________

                           Name Printed: Walter J. Parks
                                        ______________________

                           Title:  VP - Finance
                                 _____________________________



                           ANNTAYLOR, INC.


                           By: /s/  Walter J. Parks
                               -------------------------------

                           Name Printed: Walter J. Parks
                                         ---------------------

                           Title: SVP - Finance
                                  ----------------------------





                           MARKET STREET CAPITAL CORP.


                           By: /s/ Juliana Johnson
                               -------------------------------

                           Name Printed: Juliana Johnson
                                        ----------------------

                           Title: Vice President
                                  ----------------------------





                           PNC BANK, NATIONAL ASSOCIATION


                           By: /s/ Richard J. Hendrix
                               _______________________________


                           Name Printed: Richard J. Hendrix
                                        _____________________

                           Title: Managing Director - PNC Securities Corp.,
                                  as Agent for PNC Bank, National Association
                                 _________________________________________





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